Exhibit 10.10

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE (“Second Amendment”) made this 1st day of September, 2013, by and between Legacy Capital Group A Limited Partnership, an Oklahoma limited partnership, (“Lessor”), and Enovation Controls, LLC, an Oklahoma limited liability company, (“Lessee”) with reference to the following facts:

(a)	LEASE TERM. This Lease shall be extended and continue until January 31, 2022.

NOW THEREFORE, the Lessee assumes all rights and responsibilities under the Original Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment on the day and year first above set forth.

“Lessor”:	LEGACY CAPITAL GROUP A LIMITED PARTNERSHIP, an Oklahoma limited partnership

	By:	Legacy Management Company, LLC an Oklahoma limited liability company, Its General Partner

		By:	/s/ Frank W. Murphy III
Frank W. Murphy, III, Manager 2602 E. 28th Street Tulsa, Oklahoma 74114

“Lessee”:	ENOVATION CONTROLS, LLC, an Oklahoma limited liability company

	By:	/s/ Dave Crowell
Dave Crowell, VP Finance 5311 S. 122nd East Avenue Tulsa, Oklahoma 74146